UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C., 20549

                                    FORM 8-K

                                 CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported) November 14, 2002


                            AMERICABILIA.COM, INC.
             (Exact name of registrant as specified in charter)


            Florida                                             65-0142472
(State of other jurisdiction of                              (I.R.S.Employer
incorporation or organization)                            Identification Number)


                                5720 South Arville
                                   Suite 114
                            Las Vegas, Nevada 89118
               (Address of Principal Executive Office) (Zip Code)


                                  702-220-6581
                (Registrant's Executive Office Telephone Number)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not applicable.

ITEM 5. OTHER EVENTS

     The Company on November 14, 2002, signed a letter of intent to acquire LazerTek Designs, Inc. and LazerTek Designs, LTD. both Nevada corporations for consideration consisting of a combination of Americabilia stock, loans and direct payments. Details of the transaction and a formal agreement are being drafted and are scheduled for signing on or around November 22, 2002. This date may be extended by consent of the parties. The Company will file an additional 8k upon signing and closing of the formal agreement.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     Not applicable.

ITEM 8. CHANGE IN FISCAL YEAR

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICABILIA.COM, INC.

                                        By /s/ Marc Janssens
                                           -----------------------------
                                           Marc Janssens, Secretary


Date: November 15, 2002